UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 4, 2024

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Annual Incentive Compensation Plan
On December 4, 2024, the Compensation and Organization Committee (“Committee”) of the board of directors (the “Board”) of Rogers Corporation (the “Company”) adopted the Rogers Corporation Annual Incentive Compensation Plan (the “AICP”), effective January 1, 2025. The AICP provides opportunities for eligible employees of the Company, including eligible executive officers, to earn annual cash incentives, subject to the achievement of performance metrics. The Committee administers the AICP but is permitted to delegate administrative authority to officers of the Company with respect to non-executive officer awards. Awards are generally paid under the AICP by March 15 of the year following the performance year. Unless otherwise provided by the AICP administrator or a Company severance plan, employees must generally be employed on the payment date in order to receive an award for that year. However, the AICP generally provides for payment of certain amounts in the event of an employee’s termination due to death or disability prior to a payment date.
The foregoing summary of the AICP is not intended to be complete and is qualified in its entirety by reference to the plan document, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Cessation of Future Elections Under the 2009 Stock Acquisition Program
The Company previously maintained the Rogers Corporation 2009 Stock Acquisition Program (the “Program”) to allow executive officers, and non-management directors to acquire shares of the Company’s Capital Stock, par value $1.00 per share (“common stock”), in lieu of cash compensation. On December 4, 2024, the Board approved the cessation of further elections under the Program. The 120,833 shares of common stock that remain available for issuance under the Program as of that date will be returned to the Company’s authorized but unissued share reserve.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Rogers Corporation Annual Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: December 4, 2024	By:	/s/ Laura Russell
Laura Russell
Vice President, Interim Chief Financial Officer and Treasurer